SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☐	Soliciting Material under §240.14a-12

MAM SOFTWARE GROUP, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Maple Park, Maple Court
Barnsley, UK S75 3DP
011 44 1244 311794

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to Be Held on December 16, 2011

The Notice of Annual Meeting, Proxy Statement
and Annual Report on Form 10-K are available at: [http://www.____________]

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON December 16, 2011

To the Stockholders of MAM Software Group, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of MAM Software Group, Inc., a Delaware corporation, will be held on December 16, 2011 at 9:30 a.m. (Eastern Standard Time) at the offices of Gersten Savage LLP, 600 Lexington Ave, 9th  Floor, New York, NY 10022, for the following purposes:

1.       To elect six (6) members of the Company’s Board of Directors, each to serve until the 2013 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”);

2.       To consider and vote on a proposal to ratify the Board’s selection of KMJ Corbin & Company LLP as the Company’s independent auditors for the fiscal year ending June 30, 2012 (“Proposal No. 2”);

3.       To consider and vote on a proposal to amend the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to reduce the number of authorized shares of the Company’s Common Stock from 150,000,000 to 18,000,000, and reduce the number of authorized shares of the Company’s Preferred Stock from 10,000,000 to 2,000,000 (“Proposal No. 3”);

4.       To consider and vote on the establishment of the MAM Software Group, Inc. 2011 Employee Stock Purchase Plan (“ESPP”) pursuant to which eligible employees would be granted the right to purchase up to 100,000 shares of the Company’s common stock (“Proposal No. 4”); and

5.       To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of our Common Stock, $0.0001 par value per share, at the close of business on November 16, 2011 will be entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment thereof.

A copy of our Annual Report to Stockholders on Form 10-K for the year ended June 30, 2011, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders in person. Your vote is important regardless of the number of shares you own. Only record or beneficial owners of MAM’s Common Stock as of the Record Date may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Annual Meeting of Stockholders, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Barnsley, UK	By Order of the Board of Directors,
October 28, 2011
/s/ Michael G. Jamieson
MICHAEL G. JAMIESON
Chief Executive Officer

TABLE OF CONTENTS

PROXY STATEMENT FOR 2011 ANNUAL MEETING OF STOCKHOLDERS	1

Information Concerning the Proxy Materials and the Annual Meeting	1

Voting Procedures and Vote Required	2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4

ELECTION OF DIRECTORS (Proposal No. 1)	8

CORPORATE GOVERNANCE	11

Board of Directors	11

Director Independence	11

Board Meetings and Attendance	11

Annual Meeting Attendance	11

Stockholder Communications with the Board	11

Board Committees	11

Family Relationships	13

Involvement in Certain Legal Proceedings	13

DIRECTOR COMPENSATION FOR FISCAL 2011	13

INFORMATION ABOUT OUR EXECUTIVE OFFICERS	15

EXECUTIVE COMPENSATION

Employment Agreements	15

Summary Compensation Table for Fiscal Years 2011, 2010 and 2009	17

Other Compensation	18

Outstanding Equity Awards at 2010 Fiscal Year End	19

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE	20

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT	24

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (Proposal No. 2)	25

APPROVAL OF AUTHORIZED SHARE REDUCTION (Proposal No. 3)	27

APPROVAL OF THE ESTABLISHMENT OF THE MAM SOFTWARE GROUP, INC. 2011 EMPLOYEE STOCK PURCHASE PLAN (Proposal No. 4)	29

AUDIT COMMITTEE REPORT	33

STOCKHOLDER PROPOSALS FOR 2013 ANNUAL MEETING	34

EXPENSES AND SOLICITATION	34

OTHER BUSINESS	34

ADDITIONAL INFORMATION	34

ii

PROXY STATEMENT FOR 2012 ANNUAL MEETING OF STOCKHOLDERS

In this Proxy Statement, MAM Software Group, Inc., a Delaware corporation, is referred to as “MAM,” the “Company,” “we,” “us” and “our.”

Information Concerning the Proxy Materials and the Annual Meeting

Proxies in the form enclosed with this Proxy Statement are being solicited by our Board of Directors for use at the 2012 Annual Meeting of our Stockholders to be held at 9:30 a.m. (Eastern Standard Time) on December 16, 2011, at the offices of Gersten Savage LLP, 600 Lexington Ave, 9th Floor, New York, NY 10022, and at any adjournment thereof. Your vote is very important. For this reason, our Board of Directors is requesting that you permit your Common Stock, $0.0001 par value per share (“Common Stock”), to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Voting materials, which include this Proxy Statement, the enclosed proxy card, and the enclosed Annual Report to Stockholders on Form 10-K for the fiscal year ended June 30, 2011, which contains financial statements and other information of interest to stockholders, will first be mailed to stockholders on or about November 23, 2011.

Only stockholders of record as of the close of business on November 16, 2011 (the “Record Date”) of our Common Stock will be entitled to notice of, and to vote at, the Annual Meeting. As of October 28, 2011, 14,296,269 shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one vote per share held by them. Stockholders may vote in person or by proxy, however, granting a proxy does not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at our principal offices at any time before the original proxy is exercised or (ii) attending the Annual Meeting and voting in person.

Michael Jamieson and Gerald Czarnecki are named as attorneys-in-fact in the proxy. Mr. Jamieson is our Chief Executive Officer and is also a member of our Board of Directors. Mr. Czarnecki is Chairman of our Board of Directors. Mr. Jamieson or Mr. Czarnecki will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below under “Voting Procedures.” Any stockholder granting a proxy has the right to withhold authority to vote for any or all of the nominees to the Board of Directors. Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Annual Meeting, including the election of directors, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by our Board on all matters, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

The stockholders will consider and vote upon (i) a proposal to elect six (6) members of our Board of Directors, each to serve until the 2013 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal; (ii) a proposal to ratify the Board’s selection of KMJ Corbin & Company LLP as our independent auditors for the fiscal year ending June 30, 2012; (iii) a proposal to amend the Company’s Certificate of Incorporation, as amended to reduce the number of authorized shares of the Company’s Common Stock from 150,000,000 to 18,000,000, and reduce the number of authorized shares of the Company’s Preferred Stock from 10,000,000 to 2,000,000 (the “Share Reduction”); and (iv) a proposal to establish the MAM Software Group, Inc. 2011 Employee Stock Purchase Plan (“ESPP”) pursuant to which eligible employees would be granted the right to purchase in the aggregate up to 100,000 shares of the Company’s common stock. Stockholders also will consider and act upon such other business as may properly come before the Annual Meeting.

Voting Procedures and Vote Required

Mr. Jamieson and/or Mr. Czarnecki will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting. The presence, in person or by proxy, of at least a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld for any or all of the nominees for directors, or which contain one or more abstentions, as well as “broker non-vote” shares (described below) are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies. As noted above, proxies will be voted as recommended by our Board on all matters and will be voted in the discretion of the proxy holder on any other matters that properly come before the Annual Meeting, if no voting instructions are indicated.

Vote Required for Election of Directors (Proposal 1).  Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the six (6) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Vote Required for Ratification of Auditors (Proposal 2).  Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of KMJ Corbin & Company LLP as our independent auditors for the fiscal year ending June 30, 2011.

Vote Required for the Share Reduction (Proposal 3).  Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended or applicable Delaware law), the affirmative vote of a majority of the shares outstanding entitled to vote, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding entitled to vote, in person or by proxy, and voting on the matter, will be required to approve the Share Reduction Proposal.

Vote Required for the establishment of the ESPP (Proposal 4).  Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended or applicable Delaware law), the affirmative vote of a majority of the shares outstanding entitled to vote, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding entitled to vote, in person or by proxy, and voting on the matter, will be required to approve the establishment of the ESPP.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted for the purposes of obtaining a quorum for the Annual Meeting, and, in tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote. The vote on Proposals 1, 3 and 4 are considered “non-routine” and the vote on Proposal 2 is considered “routine.”

Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum and with respect to any matters being voted upon at the Annual Meeting. Abstentions will have no effect on the outcome of the election of directors, but with respect to any other proposal an abstention will operate to prevent the approval of such proposal to the same extent as a vote against such proposal.

Votes at the meeting will be tabulated by one or more inspectors of election appointed by the Chief Executive Officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of October 28, 2011 by (a) each stockholder who is known to us to own beneficially 5% or more of our outstanding Common Stock; (b) all directors; (c) our executive officers, and (d) all executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of Common Stock. Unless otherwise identified, the address of our directors and officers is c/o MAM Software Group, Inc., Maple Park, Maple Court, Barnsley, UK S75 3DP.

Name and address of beneficial owner	Amount and Nature of Beneficial Ownership		Percent of class of Common Stock (1)
Wynnefield Persons (2) c/o Wynnefield Capital Inc. 450 Seventh Ave., Suite 509 New York, NY 10123	3,673,153	(3)	25.69%

BBE Group Holdings, LLC 145 East 57th Street, 10th Floor New York, NY 10022	1,380,212	(4)	9.65%

Directors and Officers:

Michael Jamieson Chief Executive Officer	258,200	(5)	1.81%

Charles F. Trapp Chief Financial Officer	421,323	(6)	2.95%

Frederick Wasserman, Director	65,700	(7)	0.45%

Dwight B. Mamanteo, Director	233,272	(8)	1.63%

Marcus Wohlrab, Director	39,567	(9)	0.28%

Gerald M. Czarnecki, Chairman	330,474	(10)	2.31%

W. Austin Lewis IV (11) c/o Lewis Asset Management Corp. 500 5th Ave suite 2240, New York, NY 10110	2,023,110	(12)	14.15%

Directors and Officers as a group (7 persons)	3,371,646		23.58%

(1)
Based on a total of 14,296,269 shares of Common Stock outstanding as of October 28, 2011. In accordance with Securities and Exchange Commission rules, each person’s percentage interest is calculated by dividing the number of shares that person owns by the sum of (a) the total number of shares outstanding as of October 28, 2011 plus (b) the number of shares such person has the right to acquire within sixty (60) days of October 28, 2011.

(2)
Comprised of Wynnefield Partners Small Cap Value, LP (“Wynnefield Partners”) and Wynnefield Partners Small Cap Value LP I (“Wynnefield Partners I”), and the general partner of each of these entities, Wynnefield Capital Management, LLC (“Wynnefield LLC”); Wynnefield Small Cap Value Offshore Fund Ltd. (“Wynnefield Offshore”) and its investment manager, Wynnefield Capital, Inc. (“Wynnefield Capital”); Wynnefield Capital, Inc. Profit Sharing & Money Purchase Plan (the “Plan”); Channel Partnership II, LP (“Channel”); Nelson Obus, who serves as principal and co-managing member of Wynnefield Capital Management, LLC, principal executive officer of Wynnefield Capital, Inc. and general partner of Channel Partnership II, LP; and Joshua H. Landes, who serves as principal and co-managing member of Wynnefield Capital Management, LLC and executive officer of Wynnefield Capital, Inc. (collectively, the “Wynnefield Persons”). Dwight Mamanteo, one of the Company’s directors, is an investment analyst with Wynnefield Capital. Mr. Mamanteo exercises neither voting nor dispositive control over the shares beneficially owned by Wynnefield Capital. The Company has been informed that Nelson Obus and Joshua H. Landes share voting and investment control over the shares beneficially owned by Wynnefield Partners, Wynnefield Partners I, Wynnefield Offshore, Wynnefield LLC, Wynnefield Capital and the Plan, and that Nelson Obus exercises sole voting and investment control over the shares beneficially owned by Channel.  Based upon information provided in a Schedule 13D/A filed with the SEC on May 27, 2011 and a Form 4 filed on June 6, 2011.  Note that the Wynnefield Persons’ shareholdings have been reduced by an aggregate of 3,125,002 shares to reflect the surrender of the Exchange Warrants by the Wynnefield Partners Small Cap Value, LP, Wynnefield Partners Small Cap Value, LP I, Wynnefield SmallCap Offshore Fund, Ltd and Channel Partnership II, LP to the Company as part of the Company’s exchange offer completed on July 20, 2010.

(3)
Represents an aggregate of 3,673,153 shares of common stock, which are beneficially owned as follows: (i) 904,066 shares of common stock are beneficially owned by Wynnefield Partners; (ii) 1,224,677 shares of common stock are beneficially owned by Wynnefield Partners I; (iii) 1,364,470 shares of common stock are beneficially owned by Wynnefield Offshore; (iv) 44,743 shares of common stock are beneficially owned by the Wynnefield Capital, Inc. Profit Sharing & Money Purchase Plan; and (v) 4,474 shares of common stock are beneficially owned by Channel.  Based upon information provided in a Form 4 filed with the SEC on June 6, 2011.

(4)
Represents (i) 999,663 shares of common stock owned by BBE Group Holdings, LLC, with respect to which BBE Group Holdings, LLC has the power to vote and dispose, which power may be exercised by Mr. Whitney S. Quillen, as President of Quilcap Corp and as Sole Managing Member of Quilcap Management; and (ii) 65,129 shares of common stock owned by Quillen Properties, with respect to which Quillen Properties has the power to vote and dispose, which power may be exercised by Mr. Quillen, as the Sole Managing Member of Quilcap Management; and (iii) 35,035 shares of common stock with respect to which Mr. Quillen has sole voting and dispositive power and (iv) 280,385 shares of common stock owned by Parker L. Quillen.  Based upon information provided in a Schedule 13G/A filed with the SEC on October 15, 2010.

(5)	Includes 100,000 vested shares of an award of an aggregate of 100,000 restricted shares of Common Stock granted by the Company on May 13, 2008 for services previously rendered.

(6)	Includes 75,500 vested shares of an award of an aggregate 75,000 restricted shares of Common Stock granted by the Company on May 13, 2008 for services previously rendered.

(7)
Includes (i) 2,500 vested shares of restricted Common Stock of an award for an aggregate 2,500 shares of restricted Common Stock granted on May 13, 2008 by the Company for services previously rendered; (ii) 11,000 vested shares of restricted Common Stock out of an award of an aggregate of 11,000 shares of restricted Common Stock granted on October 6, 2008; and (iii) 15,341 vested shares of restricted Common Stock out of an award of an aggregate of 20,455 shares of restricted Common Stock granted on July 1, 2009, (iv) 11,719 vested shares of restricted Common Stock out of an award of an aggregate of 28,125 shares of restricted Common Stock granted on July 1, 2010, and (v)  1,381 vested shares of restricted Common Stock out of an award of an aggregate of 16,575 shares of restricted Common Stock granted on July 1, 2011.

(8)
Includes (i) 2,500 vested shares of restricted Common Stock of an award for an aggregate 2,500 shares of restricted Common Stock granted on May 13, 2008 by the Company for services previously rendered; and (ii) 10,400 vested shares of restricted Common Stock (net of taxes) out of an award of an aggregate of 10,400 shares of restricted Common Stock granted on October 6, 2008; and (iii) 17,728 vested shares of restricted Common Stock (net of taxes) out of an award of an aggregate of 23,637 shares of restricted Common Stock granted on July 1, 2009, (iv) 13,541 vested shares of restricted Common Stock (net of taxes) out of an award of an aggregate of 32,500 shares of restricted Common Stock granted on July 1, 2010 and (v) 1,381 vested shares of restricted Common Stock (net of taxes) out of an award of an aggregate of  16,575 shares of restricted Common Stock granted on July 1, 2011.

(9)
Includes (i) 2,500 vested shares of restricted Common Stock of an award for an aggregate 2,500 shares of restricted Common Stock granted on May 13, 2008 by the Company for services previously rendered; (ii) 10,400 vested shares of restricted Common Stock out of an award of an aggregate of 10,400 shares of restricted Common Stock granted on October 6, 2008; and (iii) 14,323 vested shares of restricted Common Stock out of an award of an aggregate of 19,091 shares of restricted Common Stock granted on July 1, 2009, (iv) 10,938 vested shares of restricted Common Stock out of an award of an aggregate of 26,250 shares of restricted Common Stock granted on July 1, 2010, and  (v) 1,381 vested shares of restricted Common Stock out of an award of an aggregate of 16,575 shares of restricted Common Stock granted on July 1, 2011.

(10)
Includes (i) 2,500 vested shares of restricted Common Stock (net of taxes) out of an award for an aggregate 2,500 shares of restricted Common Stock granted by the Company for joining the Board of Directors on October 6, 2008; (ii) 14,000 vested shares of restricted Common Stock (net of taxes) out of an award of an aggregate of 14,000 shares of restricted Common Stock granted on October 6, 2008; and (iii) 15,521 vested shares of restricted Common Stock (net of taxes) out of an award of an aggregate of 31,818 shares of restricted Common Stock granted on July 1, 2009, (iv) 11,849 vested shares of restricted Common Stock (net of taxes) out of an award of an aggregate of 43,750 shares of restricted stock granted on July 1, 2010,  and (v) 1,197  vested shares of restricted Common Stock (net of taxes) out of an award of an aggregate of 22,099 shares of restricted Common Stock granted on July 1, 2011.

(11)
W. Austin Lewis IV is the portfolio manager and general partner of Lewis Asset Management Corp., the investment manager of Lewis Opportunity Fund, LP and LAM Opportunity Fund, LTD. Accordingly, Mr. Lewis is deemed to be the beneficial owner of the shares owned by Lewis Opportunity Fund, LP and LAM Opportunity Fund, LTD. and beneficially owned by Lewis Asset Management Corp.

(12)
Represents (i) 606,275 shares owned directly by W. Austin Lewis IV, (ii) 1,416,835 shares of common stock owned by Lewis Opportunity Fund, LP; (iii) 1,950 vested shares of restricted Common Stock out of an award of an aggregate of 2,500 shares of restricted Common Stock granted on February 20, 2009; (iv) 7,180 vested shares of restricted Common Stock out of an award of an aggregate 8,000 shares of restricted Common Stock granted on February 20, 2009; and (v) 15,587 vested shares of restricted Common Stock out of an award of an aggregate of 20,682  shares of restricted Common Stock granted on July 1, 2009, (vi) 10,416 vested shares of restricted Common Stock out of an award of an aggregate of 25,000 shares of restricted Common Stock granted on July 1, 2010,  and (vii) 1,381 vested shares of restricted Common Stock out of an award of an aggregate of 16,575 shares of restricted Common Stock granted on July 1, 2011.

ELECTION OF DIRECTORS
(Proposal No. 1)

The following individuals have been nominated as members of our Board of Directors, each to serve until the 2013 Annual Meeting of Stockholders, until their successors are elected and qualified or until their earlier resignation or removal. Pursuant to Delaware law and our Bylaws, directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the six (6) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

Following is information about each nominee, including biographical data for at least the last five years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Name of Director	Age	Director since:
Michael Jamieson	44	February 2010
Dwight B. Mamanteo	42	March 2007
Marcus Wohlrab	48	March 2007
Frederick Wasserman	57	July 2007
Gerald M. Czarnecki	71	August 2008
W. Austin Lewis IV	35	January 2009

Michael Jamieson was appointed to the Board and to the position of interim Chief Executive Officer in February 2010.  He became the Company’s CEO in June, 2010.  Mr. Jamieson previously served as Chief Operating Officer and a director of the Company from December 2005 to March 2007.  Mr. Jamieson has served as Managing Director of MAM’s subsidiary, MAM Software Ltd. (“MAM”), since 2004.  Mr. Jamieson joined MAM in 1991 in its installation and configuration department and has held a number of positions within MAM's implementation and support departments until his appointment as Department Manager for Workshop and Bodyshop Systems in 1995. Mr. Jamieson was promoted to the position of Associate Director of Workshop and Bodyshop Systems in 2002 before taking his role as Managing Director of MAM in 2004.

Dwight B. Mamanteo became a Director of the Company on March 1, 2007. Mr. Mamanteo serves as the Chairman of the Company’s Compensation Committee and as a member of the Company’s Audit Committee and a member of the Company’s Governance and Nomination Committee. Since November 2004, Mr. Mamanteo has served as a Portfolio Manager at Wynnefield Capital, Inc., a private investment management firm. From April 2009 to November 2010, Mr. Mamanteo served on the Board of Directors of EasyLink Services International Corporation (NasdaqCM: ESIC), a leading global provider of on-demand electronic messaging and transaction services that help companies optimize relationships with their partners, suppliers, customers, and other stakeholders. From December 2007 to November 2008, Mr. Mamanteo served on the Board of Directors and as the Chairman of PetWatch Animal Hospitals, Inc. (a private company), a provider of primary care and specialized services to companion animals through a network of fully-owned veterinary hospitals. From September 2005 to November 2007, Mr. Mamanteo served on the Board of Directors of Sherpa Service Corps, Inc (a private company), a service provider enabling subscribing institutions to accelerate academic and other institutions’ enrollment of international students and facilitating the institutions’ compliance with federal statutory obligations. Prior to joining Wynnefield Capital, Mr. Mamanteo worked in the field of technology for over 10 years in various positions for BEA Systems, VISA International, Ericsson, UNISYS, and as an independent consultant.  Mr. Mamanteo received an M.B.A. from the Columbia University Graduate School of Business and a BS in Electrical Engineering from Concordia University (Montreal).

Marcus Wohlrab became a Director of the Company on March 1, 2007. Mr. Wohlrab is the Chairman of the Governance and Nomination Committee and is a member of the Compensation Committee.  From January 2010 to December 2010, Mr. Wohlrab served as the CEO of Barclay Technologies Holding AG. Since December 2010, Mr. Wohlrab serves as the CFO of Barclay Technologies Holding AG. In April 2001, Mr. Wohlrab founded Easting Capital Limited, a company that serves as a placing agent for credit and interest rate securities as well as negotiating public finance deals for large infrastructure projects as well as private companies. Easting Capital has recently been re-launched beginning 2008 with new shareholders and is now known as Clearmond AG registered in Switzerland. From October 2000 to April 2001, Mr. Wohlrab was Executive Vice President Market Development for Easdaq, the pan-European Stock Market for growth companies (later acquired by NASDAQ). From January 1998 to September 2000, he served as Director Europe and Middle East for NASDAQ International. He also founded, built and helped finance WinWatch/WinVista, a software programming entity focused on Internet and Windows security products. He was also Director of Corporate Finance for Modatech Systems, Assistant Director for the Union Bank of Switzerland, Vice President of Sales and Marketing for Paine Webber International, and Vice President for Wood Gundy/CIBC/Oppenheimer. Mr. Wohlrab received a Bachelor of Science degree in Mathematics and Geology from Devon University and is fluent in Italian, French, German and English.

Frederick Wasserman became a Director of the Company on July 17, 2007. Mr. Wasserman is the Chairman of the Audit Committee and is a member of the Governance and Nomination Committee. Mr. Wasserman is President of FGW Partners, LLC, a financial management consulting firm he started, effective as of May 1, 2008. From August 2005 to December 2006, he served as Chief Operating and Chief Financial Officer of Mitchell & Ness Nostalgia Company, a manufacturer of licensed sportswear. From January 2001 to February 2005, he served as President and Chief Financial Officer of Goebel of North America, a subsidiary of the manufacturer of M.I. Hummel products, W. Goebel Porzellanfabrik Company. From December 1995 to January 2001 he served as Vice-President of Finance and Chief Financial Officer of Papel Giftware, serving as the company’s interim president from May 2000 to January 2001. He also brings 13 years of public accounting experience, most notably work with each of Coopers & Lybrand and Eisner & Company. He received a Bachelor of Science degree in Economics from the University of Pennsylvania’s Wharton School, and has been a Certified Public Accountant. Mr. Wasserman also serves as a Director for the following companies: Acme Communications, Inc. (chairman- Nominating Committee, member- Audit Committee), Breeze-Eastern Corporation (Chairman- Audit Committee), TeamStaff, Inc. (Chairman- Board of Directors) and Gilman + Ciocia, Inc. (Chairman- Compensation Committee, Member- Audit Committee). From December 2006 to August 2010, Mr. Wasserman served on the Board of Directors of Allied Defense Group (Member-Audit Committee, Ethics and Governance Committee). From July 2007 to August 2010, he served on the Board of Directors of Crown Crafts, Inc.

Gerald M. Czarnecki became a lead Director of the Company on August 13, 2008 and Chairman of our Board of Directors on September 23, 2009. Mr. Czarnecki is an ex officio member of each of the Audit Committee, Compensation Committee and Governance and Nomination Committee. Mr. Czarnecki has been the Chairman and CEO of The Deltennium Group, Inc., a privately held consulting and direct investment firm, since its founding in 1995. Since August 2007, Mr. Czarnecki has served as President and CEO of 02Media, Inc., a private organization providing direct response marketing campaign management and infomercial production, educational and branded entertainment TV programming and Internet marketing campaign management. From April 1, 2007 to January 15, 2008, Mr. Czarnecki served as interim President & CEO of Junior Achievement Worldwide, Inc., where he also serves on the board of directors, and as member of the Executive Committee, and Chairman of its Human Resources, Compensation and Pension Committees. Mr. Czarnecki is a member of the Board of Directors of State Farm Insurance Company and is Chairman of the Audit Committee, and a member of the Board of Directors of State Farm Bank and State Farm Fire & Casualty. He is also a member of the advisory board for Private Capital, Inc. and serves as a member of the Board of Trustees of National University and is Chairman of its Investment Committee. In addition he is Chairman of the Board of National Leadership Institute, a nonprofit organization dedication to facilitating quality leadership and governance in nonprofit organizations; Chairman of the National Association of Corporate Directors - Florida Chapter. Mr. Czarnecki holds a B.S. in Economics from Temple University, and M.A. in Economics from Michigan State University, a Doctor of Humane Letters from National University and is a Certified Public Accountant. Mr. Czarnecki is also the author of five books on Leadership and corporate governance. From June 2003 to April 2010, Mr. Czarnecki served on the Board of Directors of Del Global Technology, Inc., where he also served as the Chairman of its Audit Committee. From June 2006 to February 2010, Mr. Czarnecki served on the Board of Directors of Junior Achievement of South Florida, Inc.

W. Austin Lewis IV was appointed to the Board on January 27, 2009. Mr. Lewis serves as a member of the Audit Committee and the Compensation Committee. He currently serves as the Chief Executive Officer of Lewis Asset Management Corp., an investment management company headquartered in New York City which he founded in 2004. From 2003 to 2004, Mr. Lewis was employed at Puglisi & Company, a New York based broker-dealer registered with FINRA, where he served as a registered representative and managed individual client accounts, conducted due diligence for investment banking activities and managed his own personal account. In 2002, Mr. Lewis co-founded Thompson Davis, & Company, Inc., a registered broker-dealer headquartered in Richmond, Virginia. From 1998 to 2002, Mr. Lewis was employed by Branch Cabell and Company, Inc. in Richmond, Virginia (“Branch Cabell”) where he was a registered representative. Following the November 2000 acquisition of Branch Cabell by Tucker Anthony Incorporated (“Tucker Anthony”), Mr. Lewis served as a Vice-President for Tucker Anthony and subsequently RBC Dain Rauscher, Inc. which acquired Tucker Anthony in August of 2001. Mr. Lewis received his Bachelor of Science degree in Finance and Financial Economics from James Madison University in 1998.

Required Vote

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the six (6) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the six (6) director nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE SIX (6) DIRECTOR NOMINEES.

CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

Director Independence

Our determination of independence of directors is made using the definition of “independent director” contained in Rule 5605(a)(2) of the rules of the NASDAQ Stock Market (“NASDAQ”), even though such definitions do not currently apply to us because we are not listed on NASDAQ. We have determined that Dwight B. Mamanteo, Marcus Wohlrab, Frederick Wasserman, Gerald Czarnecki and Austin Lewis are “independent” within the meaning of such rules. Michael Jamieson is not “independent” under these rules, due to his position as our Chief Executive Officer.

Board Meetings and Attendance

During fiscal 2011, the Board held thirty (30) physical and telephonic meetings. No incumbent director attended, either in person or via telephone, fewer than 75% of the aggregate of all meetings of the Board and committees, if any, on which each director served.  The Board also approved certain actions by unanimous written consent.

Annual Meeting Attendance

All of the Company’s six directors attended our 2011 Annual Meeting of Stockholders, which was held in New York, New York, on February 18, 2011.

Stockholder Communications with the Board

We have not implemented a formal policy or procedure by which our stockholders can communicate directly with our Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe that we are responsive to stockholder communications, and therefore have not considered it necessary to adopt a formal process for stockholder communications with our Board. During the upcoming year, our Board will continue to monitor whether it would be appropriate to adopt such a process.

Board Committees

Our Board of Directors has three standing committees of the Board: a Compensation Committee, an Audit Committee and Governance and Nomination Committee. As of October 28, 2011, the members of these committees are:

Compensation Committee	Audit Committee	Governance and Nomination Committee
Dwight B. Mamanteo - Chair	Frederick Wasserman** - Chair	Marcus Wohlrab – Chair
Marcus Wohlrab	Dwight B. Mamanteo	Dwight B. Mamanteo
W. Austin Lewis IV	W. Austin Lewis IV	Frederick Wasserman
Gerald M. Czarnecki -ex officio member	Gerald M. Czarnecki -ex officio member	Gerald M. Czarnecki -ex officio member W. Austin Lewis IV

**The Board of Directors has determined that Frederick Wasserman is an “audit committee financial expert” as defined in Regulation S-K.

Audit Committee

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee’s purpose is to oversee the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, the qualifications of the public accounting firm engaged as the Company's independent auditor to prepare or issue an audit report on the financial statements of the Company, and the performance of the Company's internal and independent auditors. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders, the Company’s processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor.

During fiscal 2011, the Audit Committee held five (5) physical and telephonic meetings.

The Audit Committee’s charter was attached as Appendix A to the Company’s proxy statement relating to the Company’s 2008 Annual Meeting of Stockholders, which was filed with the SEC on May 15, 2008 and amended on May 19, 2008.

Compensation Committee

The Compensation Committee’s role is to discharge the Board’s responsibilities relating to compensation of the Company’s executives, to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans.

During fiscal 2011, the Compensation Committee held four (4) physical and telephonic meetings.

The Compensation Committee’s charter was attached as Appendix B to the Company’s proxy statement relating to the Company’s 2008 Annual Meeting of Stockholders, which was filed with the SEC on May 15, 2008 and amended on May 19, 2008.

Governance and Nomination Committee

The Governance and Nomination Committee’s role is to appoint nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, to review, evaluate and recommend changes to the Company’s corporate governance policies, and to review the Company's policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its stakeholders. The Governance and Nomination Committee does not consider diversity in identifying nominees for director.

            During fiscal 2011, the Governance and Nomination Committee held one (1) physical meeting.

The Governance and Nomination Committee’s charter was attached as Appendix C to the Company’s proxy statement relating to the Company’s 2008 Annual Meeting of Stockholders, which was filed with the SEC on May 15, 2008 and amended on May 19, 2008.

Family Relationships

There are no familial relationships among any of our officers and directors.

Involvement in Certain Legal Proceedings

On February 17, 2010, Mr. Arthur Blumenthal commenced a civil action against the Company, certain subsidiaries, and current and former officers and directors of the Company.   On April 16, 2010, the Company settled the litigation with Mr. Blumenthal for $1,250,000. On April 19, 2010, the Company paid Mr. Blumenthal $350,000.  The balance of the settlement amount was paid in full December 31, 2010.

No director, person nominated to become a director, executive officer, promoter or control person of our company has, during the last ten years: (i) been convicted in or is currently subject to a pending a criminal proceeding (excluding traffic violations and other minor offenses); (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any federal or state securities or banking or commodities laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy or for the two years prior thereto.

In addition, the Company is not engaged in, nor is it aware of any pending or threatened, litigation in which any of its directors, executive officers, affiliates or owner of more than 5% of the Company’s Common Stock is a party adverse to the Company or has a material interest adverse to the Company.

DIRECTOR COMPENSATION FOR FISCAL 2011

During fiscal 2011, directors who were not officers of the Company received a $5,000 annual retainer, with the exception of the Chairman of the Board of Directors, who received a $17,500 annual retainer.  Directors who were not officers of the Company also received $2,500 for serving as Audit Committee Chairman, $3,000 for serving as Chairman of the Governance and Nomination or Compensation Committees, and $2,500 for serving as a Committee Member. Directors who are also executive officers of the Company do not receive any additional compensation for their service on the Board.

For the last six months all board members received quarterly compensation of $7,500 except for the Chairman of the Board of Directors, who received quarterly compensation of $10,000.

The following table reflects all compensation awarded to, earned by, or paid to the Company’s directors for the fiscal year ended June 30, 2011.

	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)		Options Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compen- sation ($)	Total ($)
Michael G. Jamieson	—		—		—	—	—	—	—
	—		—		—	—	—	—	—
	—		—		—	—	—	—	—
Dwight B. Mamanteo	28,000	(2)	23,425	(3)	—	—	—	—	51,425
Marcus Wohlrab	25,500		21,973	(4)	—	—	—	—	47,473
Frederick Wasserman	26,250		23,456	(5)	—	—	—	—	49,706
Gerald M. Czarnecki	37,500	(6)	23,147	(7)	—	—	—	—	60,647
W. Austin Lewis IV	25,000	(8)	20,373	(9)	—	—	—	—	45,373

(1)
The amount shown in the table reflects the dollar amount recognized for fiscal 2011 financial statement reporting purposes of the outstanding stock awards held by the directors in accordance with FAS 123R. Refer to the Company’s Consolidated Financial Statements for the Fiscal Years Ended June 30, 2011 and 2010, Note 1 “Stock Based Compensation” and Note 9 “Stockholders Equity” included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011, with respect to valuation assumptions for this stock grant. The directors held no other stock or option awards at June 30, 2011.

(2)	Received cash compensation of $12,375, net of taxes of $2,625 and 11,865 shares in lieu of $13,000 cash compensation, net of tax.

(3)	Includes 14,695 shares valued at market price on the date of grant.

(4)	Includes 18,584 shares valued at market price on the date of grant.

(5)	Includes 19,862 shares valued at market price on the date of grant.

(6)	Includes 17,797 shares of Common Stock valued at market price on the date of issuance, net of income taxes of $13,125, and received in lieu of $37,500 of cash compensation.

(7)	Includes 19,768 shares, net after taxes, valued at market price on the date of grant, net of income taxes of $8,101 .

(8)	Received cash compensation of $15,000, and 9,128 shares in lieu of $10,000 cash compensation.

(9)	Includes 17,611 shares valued at market price on the date of grant.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Our executive officers are:

Name	Age	Position
Michael Jamieson	44	Chief Executive Officer and Director
Charles F. Trapp	62	Chief Financial Officer

Biographical information about Michael Jamieson appears on page 8 above.

Charles F. Trapp was appointed Vice President of Finance and Chief Financial Officer on November 30, 2007, and Executive Vice President and Chief Financial Officer on July 1, 2010.  Prior to his employment with the Company, Mr. Trapp was the co-founder and President of Somerset Kensington Capital Co., a Bridgewater, New Jersey-based investment firm that provided capital and expertise to help public companies restructure and reorganize from 1997 until November 2007. Earlier in his career, he served as CFO and/or a board member for a number of public companies, including AW Computer Systems, Vertex Electronics Corp., Worldwide Computer Services and Keystone Cement Co. His responsibilities have included accounting and financial controls, federal regulatory filings, investor relations, mergers and acquisitions, loan and labor negotiations, and litigation management. Mr. Trapp is a Certified Public Accountant and received his Bachelor of Science degree in Accounting from St. Peter’s College in Jersey City, New Jersey.

Employment Agreements

On July 13, 2010, the Compensation Committee of the Board of Directors approved employment agreements, including a bonus plan, with each of Michael Jamieson, our President and Chief Executive Officer and Charles F. Trapp, our Executive Vice President and Chief Financial Officer.  Such employments agreements and bonus plans were entered into as of July 1, 2010 (the “Effective Date”), the first day of our 2011 fiscal year.

Michael Jamieson Employment Agreement

The Employment Agreement with Mr. Jamieson (the “Jamieson Agreement”) is for an initial term of three years from the Effective Date, and is automatically renewable for successive one-year periods unless terminated by Mr. Jamieson or us. Mr. Jamieson will receive an annual base salary of 150,000 GBP (approximately U.S. $225,000), payable in British Pounds Sterling.

Mr. Jamieson is eligible for a performance-based annual cash incentive bonus depending on the extent to which the applicable performance goal(s) of the Company, which are to be established by our Compensation Committee of our Board of Directors (“Compensation Committee”) or pursuant to a formal bonus plan, are achieved, subject to any operating covenants in place with respect to outstanding bank debt. The Compensation Committee established an EBITDA-related target for the fiscal year ended June 30, 2011, with respect to Mr. Jamieson’s potential incentive bonus for fiscal 2011.

In addition, Mr. Jamieson is entitled to participate in all of our benefit plans and our equity-based compensation plans, which currently consists of our 2007 Long-Term Incentive Plan (the “LTIP”). Pursuant to the Jamieson Agreement, Mr. Jamieson is to be awarded 50,000 restricted common shares under the LTIP (the “Stock Grant”).  The shares will vest ratably over a three-year period, with 20% vesting on the first anniversary of the Stock Grant, 30% vesting on the second anniversary of the Stock Grant, and 50% vesting on the third anniversary of the Stock Grant.

In July, 2010, the Compensation Committee granted Mr. Jamieson options to purchase 210,938 shares of our common stock under the LTIP (the “Option Grant”). These options will vest on the third anniversary of the grant date, at a strike price of $0.80 per share, depending on the extent to which certain performance targets have been met. The options expire ten years from the grant date, if vested.  If the Company’s results: (i) amount to less than 80% of the established target(s), none of the Option Grant will vest; (ii) are equal to 80% of the established target(s), 25% of the Option Grant will vest; (iii) are equal to 100% of the established target(s), 50% of the award will vest; and (iv) are equal to or better than 120% of the established target(s), 100% of the Option Grant will vest. Results between these established parameters will be interpolated.  The Option Grant will vest immediately upon a Change of Control.

In July 2011, the Compensation Committee issued to Mr. Jamieson a stock grant for 93,232 shares of our common stock under the LTIP (the “Stock Grant”). These shares will vest on the third anniversary of the grant date depending on the extent to which certain performance targets have been met. The grant expires three years from the issuance date, if vested.  If the Company’s results: (i) amount to less than 80% of the established target(s), none of the Stock Grant will vest; (ii) are equal to 80% of the established target(s), 25% of the Stock Grant will vest; (iii) are equal to 100% of the established target(s), 50% of the award will vest; and (iv) are equal to or better than 120% of the established target(s), 100% of the Stock Grant will vest. Results between these established parameters will be interpolated.  The Stock Grant will vest immediately upon a Change of Control.

The Jamieson Agreement provides that in the event Mr. Jamieson’s employment is terminated by the Company other than for Cause or Disability, or Mr. Jamieson shall terminate his employment for Good Reason, he is entitled to, among other things, a severance payment equal to his 12 months base salary. In addition, under such circumstances, all of Mr. Jamieson’s stock appreciation rights and restricted stock will immediately vest and all vested stock options and stock appreciation rights shall be payable in shares of our common stock.

Charles F. Trapp Employment Agreement

The Employment Agreement with Mr. Trapp (the “Trapp Agreement”) is for an initial term of three years from the Effective Date, and is automatically renewable for successive one-year periods unless terminated by Mr. Trapp or us Mr. Trapp will receive an annual base salary of $195,000, payable in U.S. dollars. Mr. Trapp is eligible for a performance-based annual cash incentive bonus depending on the extent to which the applicable performance goal(s) of the Company, which are to be established by the Compensation Committee or pursuant to a formal bonus plan, are achieved, subject to any operating covenants in place with respect to outstanding bank debt. The Compensation Committee established an EBITDA-related target for the fiscal year ended June 30, 2011, with respect to Mr. Trapp’s potential incentive bonus for fiscal 2011.

In addition, Mr. Trapp is entitled to participate in all of our benefit plans and equity-based compensation plans, which currently consists of the LTIP. Pursuant to the Trapp Agreement, Mr. Trapp is to be awarded 20,000 restricted common shares under the LTIP (the “Stock Grant”).  The shares will vest ratably over a three-year period, with 20% vesting on the first anniversary of the Stock Grant, 30% vesting on the second anniversary of the Stock Grant, and 50% vesting on the third anniversary of the Stock Grant.

In July, 2010, the Compensation Committee granted Mr. Trapp was granted options to purchase 182,813 shares of our common stock under the LTIP (the “Option Grant”). These options will vest on the third anniversary of the grant date, at a strike price of $0.80 per share, depending on the extent to which certain performance targets have been met. The options expire ten years from the grant date, if vested.  If the Company’s results: (i) amount to less than 80% of the established target(s), none of the Option Grant will vest; (ii) are equal to 80% of the established target(s), 25% of the Option Grant will vest; (iii) are equal to 100% of the established target(s), 50% of the award will vest; and (iv) are equal to or better than 120% of the established target(s), 100% of the Option Grant will vest.  Results between these established parameters will be interpolated.  The Option Grant will vest immediately upon a Change of Control.

In July, 2011, the Compensation Committee issued to Mr. Trapp a stock grant for 80,801 shares of our common stock under the LTIP (the “Stock Grant”). These shares will vest on the third anniversary of the grant date depending on the extent to which certain performance targets have been met. The grant expires three years from the issuance date, if vested.  If the Company’s results: (i) amount to less than 80% of the established target(s), none of the Stock Grant will vest; (ii) are equal to 80% of the established target(s), 25% of the Stock Grant will vest; (iii) are equal to 100% of the established target(s), 50% of the award will vest; and (iv) are equal to or better than 120% of the established target(s), 100% of the Stock Grant will vest. Results between these established parameters will be interpolated.  The Stock Grant will vest immediately upon a Change of Control.

The Trapp Agreement provides that in the event Mr. Trapp’s employment is terminated by the Company other than for Cause or Disability, or Mr. Trapp shall terminate his employment for Good Reason, he is entitled to, among other things, a severance payment equal to his 12 months base salary. In addition, under such circumstances, all of Mr. Trapp’s stock appreciation rights and restricted stock will immediately vest and all vested stock options and stock appreciation rights shall be payable in shares of our common stock.

Summary Compensation Table for Fiscal Years 2011, 2010 and 2009

The following table sets forth information for the fiscal years ended June 30, 2011, 2010, and 2009 concerning the compensation paid and awarded to all individuals serving as (a) our Chief Executive Officer, Michael G. Jamieson, as of the end of our fiscal year ended June 30, 2011, (b) the two most highly compensated executive officers (other than our Chief Executive Officer) of ours and our subsidiaries who were serving as executive officers at the end of our fiscal year ended June 30, 2011, whose total compensation exceeded $100,000 for these periods, Charles F. Trapp, and (c) up to two additional individuals for whom disclosure would have been provided pursuant to (b) except that they were not serving as executive officers at the end of such fiscal years, Ian Warwick and Simon Chadwick.  These individuals may be collectively referred to herein as our “Named Executive Officers.”

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(3)	Option Awards ($)	Non- Equity Incentive Plan Compensation ($)	Non- qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Michael G. Jamieson, (1) Chief Executive Officer, President and Director	2011	238,575		22,000					260,575
	2010	80,428	—	22,000	—	—	—	—	102,428

Charles F. Trapp (2)	2011	195,000	—	16,500	—	—	—	—	211,500
	2010	220,000	—	16,500	—	—	—	—	236,500
Executive Vice President, Chief Financial Officer	2009	224,166	—	16,500	—	—	—	—	240,666

(1)
Reflects salary paid to Mr. Jamieson for services rendered to us and our subsidiaries during fiscal 2011 as MAM’s Chief Executive Officer and President.  Salary was paid by a subsidiary of the Company in British pounds at an annual salary of 150,000 GPB per year.  The amount shown for 2011 was translated to U.S. dollars based on a June 30, 2011 currency conversion rate of 1 GBP = US$1.5905 (or $238,575). Mr. Jamieson did not receive any additional compensation for his services as a director on our Board of Directors. Reflects salary paid to Mr. Jamieson for services rendered to us and our subsidiaries during fiscal 2010 as MAM’s Chief Executive Officer and President.  Salary was paid by a subsidiary of the Company in British pounds at an annual salary of 122,000 GPB per year.  Mr. Jamieson became Interim Chief Executive Officer and Interim President on February 1, 2010 and was paid 50,830 GBP for the period from February 1, 2010 to June 30, 2010 pursuant to the terms of Mr. Jamieson’s employment agreement with our subsidiary.  The amount shown for 2010 was translated to U.S. dollars based on a June 30, 2010 currency conversion rate of 1 GBP = US$1.5823 (or $80,428). Mr. Jamieson did not receive any additional compensation for his services as a director on our Board of Directors.

(2)
Mr. Trapp was appointed Vice President Finance and Chief Financial Officer effective as of December 1, 2007. For the year ended June 30, 2011, the amount shown in the table reflects salary in the amount of $195,000 earned for services in these capacities and contributed by Mr. Trapp to the Company’s plan established under section 401(k) of the Internal Revenue Code of 1986, as amended.  For the year ended June 30, 2010, the amount shown in the table reflects salary in the amount of $91,667 earned for services in these capacities between July 1, 2009 and November 30, 2009, pursuant to the terms of Mr. Trapp’s employment agreement, as well as salary in the amount of $128,333 earned for services between December 1, 2009 and June 30, 2010 pursuant to a month to month verbal agreement. The salary for fiscal 2010 also includes $22,000 that was deferred and contributed by Mr. Trapp to the Company’s plan established under section 401(k) of the Internal Revenue Code of 1986, as amended.  For the year ended June 30, 2009, the amount shown in the table reflects salary in the amount of $95,833 earned for services in these capacities between July 1, 2008 and November 30, 2008, as well as salary in the amount of $128,333 earned for services between December 1, 2008 and June 30, 2009 pursuant to the terms of Mr. Trapp’s employment agreement. The salary for fiscal 2009 also includes $20,500 that was deferred and contributed by Mr. Trapp to the Company’s plan established under section 401(k) of the Internal Revenue Code of 1986, as amended.  For the year ended June 30, 2008, the amount shown in the table reflects salary in the amount of $134,167 earned for services between December 1, 2007 and June 30, 2008, as well as salary in the amount of $80,416 earned for services as an accountant prior to his appointment as an officer. The salary for fiscal 2008 also includes $20,500 that was deferred and contributed by Mr. Trapp to the Company’s plan established under section 401(k) of the Internal Revenue Code of 1986, as amended.

(3)
The amount shown in the “Stock Awards” column reflects the grant date fair value of awards granted during fiscal 2011, 2010, and 2009 measured in accordance with Accounting Standards Codification Topic 718 for stock awards to Mr. Jamieson. Stock awards represent an award on May 13, 2008 of 100,000  shares of Common Stock with a grant date closing price of $1.00 per share, of which 34% or 34,000 shares vested immediately on the date of grant. The remaining 66% of the shares or 66,000 shares vest in three equal installments of 22,000 shares on each of the first, second and third anniversaries of the grant date. The shares were not issued pursuant to any existing compensation plan. As a result of changes to the rules relating to these disclosures, the amounts have been revised from the amounts reported in our previous Annual Reports to reflect the grant date fair value of the stock granted, rather than the expense recognized for financial reporting purposes. Refer to the Company’s Consolidated Financial Statements for the Fiscal Years Ended June 30, 2010 and 2009, Note 1 “Stock Based Compensation” and Note 9 “Stockholders Equity” included in this Annual Report on Form 10-K, with respect to valuation assumptions for this stock grant. For stock awards to Mr. Trapp. Stock awards represent an award on May 13, 2008 of 75,000 shares of Common Stock with a grant date closing price of $1.00 per share, of which 34% or 25,500 shares vested immediately on the date of grant. The remaining 66% of the shares or 49,500 shares vest in three equal installments of 16,500 shares on each of the first, second and third anniversaries of the grant date. The shares were not issued pursuant to any existing compensation plan. As a result of changes to the rules relating to these disclosures, the amounts have been revised from the amounts reported in our previous Annual Reports to reflect the grant date fair value of the stock granted, rather than the expense recognized for financial reporting purposes. Refer to the Company’s Consolidated Financial Statements for the Fiscal Years Ended June 30, 2010 and 2009, Note 1 “Stock Based Compensation” and Note 9 “Stockholders Equity” included in this Annual Report on Form 10-K, with respect to valuation assumptions for this stock grant.

Other Compensation

Other than as described above, there were no post-employment compensation, pension or nonqualified deferred compensation benefits earned by the executive officers during the year ended June 30, 2011.  We do not have any retirement, pension, or profit-sharing programs for the benefit of our directors, officers or other employees. The Board of Directors may recommend adoption of one or more such programs in the future.

Outstanding Equity Awards at 2010 Fiscal Year End

The following table provides information relating to the vested and unvested option and stock awards held by the named executives as of June 30, 2011. Each award to each named executive is shown separately, with a footnote describing the award’s vesting schedule.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Option (# Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units Or Other Rights That Have Not Vested ($)
Michael G. Jamieson	—	—	210,938	$0.80	June 30, 2020	40,000	(1)	$72,400	(3)	—	—
Charles F. Trapp	—	—	182,813	$0.80	June 30, 2020	16,000	(2)	$29,000	(3)	—	—

(1)
Stock awards represent an award on July 1, 2010 to Mr. Jamieson of 50,000 shares of Common Stock with a grant date fair value of $0.80 per share, of which 20%, or 10,000 shares, vested on June 30, 2011, 15,000 shares will vest on June 30, 2012. The remaining 25,000 shares reflected in the table, will vest on June 30, 2013. The shares were not issued pursuant to any existing compensation plan.

(2)
Stock awards represent an award on July 1, 2010 to Mr. Trapp of 20,000 shares of Common Stock with a grant date fair value of $0.80 per share, of which 20%, or 4,000 shares, vested on June 30, 2011, 6,000 shares will vest on June 30, 2012. The remaining 10,000 shares reflected in the table, will vest on June 30, 2013. The shares were not issued pursuant to any existing compensation plan.

(3)	Based on the closing price of $1.81 of the Company’s Common Stock on June 30, 2011.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Transactions with ComVest Capital LLC and its affiliate, Commonwealth Associates LP

ComVest Capital LLC

On October 26, 2010, the Company repaid in full the ComVest Loan Agreement from the proceeds from the HSBC Term Loan.

ComVest Capital LLC (“ComVest”) was the Company’s senior secured lender.  During fiscal 2008, ComVest extended to the Company a $1,000,000 secured revolving credit facility and a $5,000,000 term loan pursuant to the terms of a Revolving Credit and Term Loan Agreement (the “Loan Agreement”), a Revolving Credit Note and a Convertible Term Note, each dated December 21, 2007.  The material terms of these loans are described further below. In connection with this transaction, the Company issued to ComVest warrants to purchase an aggregate of 508,334 shares of the Company’s common stock. The material terms of these warrants are described further below.

At the time the loans were made, ComVest was not a party related to the Company. Each of these loans were made in the ordinary course of business, were made on the substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender and did not involve more than the normal risk of collectibility or present other unfavorable features.  As a result of the issuance of the Convertible Term Note and the warrants, ComVest became a shareholder of the Company, and currently may be deemed to have beneficial ownership of approximately 8.98%  of the Company’s common stock (including certain warrants held by Commonwealth Associates LP, see below).

Credit Facility and Revolving Credit Note. Pursuant to the terms of the Loan Agreement, the Credit Facility is available to the Company through November 30, 2009, unless the maturity date is extended, or the Company prepays the Term Loan (described below) in full, in each case in accordance with the terms of the Loan Agreement. The Credit Facility provides for borrowing capacity of an amount up to (at any time outstanding) the lesser of the Borrowing Base at the time of each advance under the Credit Facility, or $1,000,000. The borrowing base at any time will be an amount determined in accordance with a borrowing base report that the Company is required to provide to the lender, based upon the Company’s Eligible Accounts and Eligible Inventory, as such terms are defined in the Loan Agreement.  The Loan Agreement provides for advances to be limited to (i) 80% of Eligible Accounts plus, in ComVest’s sole discretion, (ii) 40% of Eligible Inventory, minus (iii) such reserves as ComVest may establish from time to time in its discretion.  As of June 30, 2009, the borrowing base was $1,385,000.

In connection with the Credit Facility, the Company issued a Revolving Credit Note (the “Credit Note”) on December 21, 2007 payable to ComVest in the principal amount of $1,000,000, initially bearing interest at a rate per annum equal to the greater of (a) the prime rate, as announced by Citibank, N.A. from time to time, plus two percent (2%), or (b) nine and one-half percent (9.5%). The applicable interest rate will be increased by four hundred (400) basis points during the continuance of any event of default under the Loan Agreement. Interest is computed on the daily unpaid principal balance and is payable monthly in arrears on the first day of each calendar month commencing January 1, 2008. Interest is also payable upon maturity or acceleration of the Credit Note.  On June 17, 2010, the interest rate was increased from 9.5% to 13.5% for an event of default under the Loan Agreement.

During the Company’s fourth fiscal quarter of 2008, the Company drew down $500,000 of the Credit Facility, and drew down the remaining $500,000 during the first and second fiscal quarter of 2009.  As a result, as of June 30, 2009, the outstanding principal due on the credit facility was $1,000,000, and as of June 30, 2009, the entire credit facility had been drawn down.  As of June 30, 2009, the Company has not yet repaid any principal.  As described above, this loan currently bears interest at a rate of 13.5%.  During fiscal 2008, the Company paid $2,045 in interest payments, and during fiscal 2009, the Company paid $117,281 including fees of $27,000.

Term Loan and Convertible Term Note.   In addition to the Credit Facility, ComVest extended a Term Loan, evidenced by a Convertible Term Note (the “Term Note”) issued on December 21, 2007, in the principal amount of $5,000,000. The Term Loan was a one-time loan, and unlike the Credit Facility, the principal amount is not available for re-borrowing.  The Term Note bears interest at a rate of eleven percent (11%) per annum, except that during the continuance of any event of default, the interest rate will be increased to sixteen percent (16%).  On June 17, 2010, the interest rate was increased to 16% for an event of default under the Loan Agreement.

Initially, the Term Note was payable in 23 equal monthly installments of $208,333 each, payable on the first day of each calendar month commencing January 1, 2009, through November 1, 2010, with the balance due on November 30, 2010.  The amortization schedule was subsequently modified, and was delayed for one year so that payments will commence on January 1, 2010, pursuant to an amendment of the Loan Agreement during the quarter ended June 30, 2008 (see below).

The number of shares issuable upon conversion of the Term Note and the conversion price may be proportionately adjusted in the event of any stock dividend, distribution, stock split, stock combination, stock consolidation, recapitalization or reclassification or similar transaction.  In addition, the number of conversion shares, and/or the conversion price may be adjusted in the event of certain sales or issuances of shares of the Company’s common stock, or securities entitling any person to acquire shares of common stock, at any time while the Term Note is outstanding, at an effective price per share which is less than the then-effective conversion price of the Term Note.  The principal and interest payable on the Term Note was initially convertible into shares of the Company’s common stock at the option of ComVest, at an initial conversion price of $15.00 per share. On July 3, 2008, the conversion price was reduced to approximately $14.90 per share following the Company’s subsequent issuance of shares of common stock and warrants at an effectively lower price.  Consequently, the number of shares issuable upon conversion of the principal amount of the Term Note was increased to 336,135 shares from 333,334 shares. The Company also may require conversion of the principal and interest under certain circumstances.

Since December 21, 2007, the principal amount due on the Term Note has been $5,000,000. As of June 30, 2009, the Company has not yet repaid any principal. As described above, this loan currently bears interest at a rate of 16%. During fiscal 2009 and 2008, the Company paid $842,000 and $290,278, respectively, in interest payments.

Warrants.  In connection with the Loan Agreement, the Company issued warrants to ComVest to purchase the following amounts of shares of the Company’s common stock, exercisable after December 21, 2007 and expiring December 31, 2013: a) warrants to purchase 100,000 shares of common stock at an initial exercise price of $3.125 per share;  b) warrants to purchase 200,000 shares of common stock at an initial exercise price of $3.90per share; and c) warrants to purchase 208,334 shares of the Company’s common stock at an initial exercise price of $0.3625 per share.  The warrants also contain a cashless exercise feature.  The number of shares of common stock issuable upon exercise of the warrants, and/or the applicable exercise prices, may be proportionately adjusted in the event of any stock dividend, distribution, stock split, stock combination, stock consolidation, recapitalization or reclassification or similar transaction. In addition, the number of shares issuable upon exercise of the warrants, and/or the applicable exercise prices may be adjusted, at any time while the warrants are outstanding, in the event of certain issuances of shares of the Company’s common stock, or securities entitling any person to acquire shares of the Company’s common stock, at an effective price per share which is less than the then-effective exercise prices of the warrants.

The exercise prices for 300,000 of these warrants were subsequently modified in connection with waivers the Company received for violations of one of the debt covenants, as discussed further below.

Debt Covenants.  The Loan Agreement contains customary affirmative and negative covenants, including:

(a)	Maximum limits for capital expenditures of $600,000 per fiscal year;

(b)	Limitation on future borrowings, other than in certain circumstances, including to finance capital expenditures;

(c)
Limitation on guaranteeing any obligation, except for obligations in the ordinary course of business and obligations of the Company’s wholly owned subsidiaries incurred in the ordinary course of business;

(d)	Limitation on entering Sales-Leaseback Transactions with respect to the sale or transfer of property used or useful in the Company’s business operations;

(e)	Limitation on acquiring securities or making loans;

(f)	Limitation on acquiring real property;

(g)	Limitation on selling assets of the Company or permitting any reduction in the Company’s ultimate ownership position of any subsidiary;

(h)	Limitation on paying dividends;

(i)	Limitation on selling any accounts receivable; and

(j)
Requiring that, at the end of any quarter of any fiscal year, the ratio of (a) Earnings Before Interest, Depreciation, and Amortization (“EBIDA”) minus capital expenditures incurred to maintain or replace capital assets, to (b) debt service (all interest and principal payments), for the four (4) consecutive quarters then ended, to be not less than 1.25 to 1.00 (the “EBIDA Ratio Covenant”).

The Loan Agreement is collateralized by a pledge of all of the Company’s assets and the stock of the Company’s subsidiaries.

Amendments to Loan Agreement and Waivers for Violations of Certain Covenants.  Subsequent to March 31, 2008, the Company notified ComVest that the Company had incurred a loss of $1,897,000 for the three-month period ending March 31, 2008, and as a result, the Company had a ratio of EBIDA to debt service of (4.41):1.00, therefore violating the EBIDA Ratio Covenant described above.  ComVest agreed to grant the Company a waiver for the violation of this loan covenant.  On May 15, 2008, the Company and ComVest entered into a Waiver and Amendment pursuant to which ComVest granted the waiver, and, in consideration therefor, the Company reduced the exercise price for 100,000 warrants issued to ComVest in connection with the Loan Agreement from $3.125 per share to $1.10 per share, and recognized the incremental fair value of the modified warrants of $24,000 as additional interest expense.   As a result of ComVest granting this waiver, the Company was not in violation of any loan covenants at March 31, 2008. Subsequent to June 30, 2008, the Company advised ComVest that the Company had incurred a loss of $11,664,000 for the six-month period ending June 30, 2008, and that as a result had again violated the EBIDA Ratio Covenant with an EBIDA to debt service ratio of (2.26):1.00.  ComVest agreed to provide the Company with another waiver.  In connection therewith, the Company and ComVest entered into a letter agreement amending the Loan Agreement (the “September 23, 2008 Waiver and Amendment”) and modifying the EBIDA Ratio Covenant.  Pursuant to the September 23, 2008 Waiver and Amendment, the EBIDA Ratio Covenant was waived for the quarter ending September 30, 2008 and was reduced to 0.62:100 from 1.25:1.00 for the quarter ended December 31, 2008. Additionally, the EBIDA Ratio Covenant was reset for future quarters to 0.71:1.00 for the four quarters ended March 31, 2009; 0.50:1.00 for the four quarters ended June 30, 2009; and 1.25:1.00 for the four quarters ended September 30, 2009 and thereafter.  Additionally, ComVest agreed to delay the commencement of the loan amortization related to the Term Note for one year, from January 1, 2009 to January 1, 2010.  In consideration for these modifications, the Company reduced the exercise price related to 200,000warrants issued to ComVest in connection with the Loan Agreement from $3.90 to $1.10.  The incremental fair value of the modified warrants is $15,000, which was recorded as an additional debt discount and is being amortized over the remaining life of the term loan pursuant to EITF 96-19, “Debtor's Accounting for a Modification or Exchange of Debt Instruments.”  As a result of these amendments, the Company was not in violation of any loan covenants at June 30, 2008.

Subsequent to the end of the quarter ended December 31, 2008, the Company advised ComVest that it had incurred a net loss of $5,349,000 for the six-month period ended December 31, 2008, and that as a result, the Company’s ratio of EBIDA to debt service was (1.41):1.00 in violation of the amended EBIDA Ratio Covenant.  ComVest agreed to extend an additional waiver of this covenant, which was granted on February 10, 2009, under a Waiver and Amendment #2 letter agreement (the “February 10, 2009 Waiver and Amendment”).  In consideration for the waiver, the Company agreed to increase the interest rate on the $1,000,000 Credit Facility from 9.5% to 11%.  As a result of ComVest granting this waiver, the Company was not in violation of any loan covenants at December 31, 2008. If the Company restores compliance with the EBIDA Ratio Covenant as of the close of any quarter ending on or after March 31, 2009, then the annual interest rate will be restored to 9.5%, effective as of the first day of the calendar month next succeeding the Company’s demonstrated quarter-end compliance with such covenant. Pursuant to a waiver and amendment, the annual interest rate was be restored to 9.5% as the Company became compliant with the covenant as of the close of the quarter ending on March 31, 2009. Following such modification, the Company is in compliance with the loan covenants, and accordingly, the interest rate on the Credit Facility was decreased from 11% to 9.5%, effective April 1, 2009.

After obtaining the above-described waivers, the Company is not in violation of the loan covenants at June 30, 2009.

As of March 31, 2010, the Company did not meet the EBIDA Ratio Covenant of 1.25:1 as required by the Loan Agreement, and Amendment.  Our failure to maintain this ratio constitutes an event of default under the terms of the Loan Agreement. Under the terms of the Loan Agreement, if any event of default occurs, the full principal amount of the Note, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become, at ComVest’s election, immediately due and payable in cash. The Company has entered into a forbearance agreement to resolve the default with ComVest.

Commonwealth Associates LP

The Company has engaged Commonwealth Associates LP (“Commonwealth”) as its consultant and exclusive merger and acquisitions advisor pursuant to a Consulting Agreement dated June 3, 2008 (the “Consulting Agreement”). Commonwealth and ComVest are entities that are under common control. The Consulting Agreement is for an initial term of 24 months, and provides that Commonwealth will (i) be issued warrants to purchase up to 300,000 shares of the Company’s common stock, which will be exercisable  for  5  years  at a price  of  $3.00 per share,  or the  effective  price  for  the  Company’s  shares resulting from the sale of approximately 28,631,622 shares of ADNW’s common stock with respect to which Commonwealth may act as placement agent, whichever is lower, and will contain anti-dilution protection and a cashless exercise feature with respect to one-half of the warrants; (ii) receive $15,000 per month for 18 months for its advisory services beginning June 3, 2008 and (iii) receive a fee in connection with an M&A transaction equal to 5% of the aggregate consideration paid or received by the Company.

On July 3, 2008, the Company issued to Commonwealth warrants to purchase an aggregate of 100,000 shares of the Company’s common stock as compensation for work performed in connection with the Company’s sale on July 3, 2008 of the 523,163 shares of ADNW common stock that it owned, which is further described in the footnotes. The warrants are currently exercisable at an exercise price of $3.00 per share and expire on July 3, 2013. Additionally, during the year ended June 30, 2009, the Company paid $45,000 to Commonwealth, and recorded a liability for unpaid fees of $135,000.

On August 3, 2009, the Company amended the financial advisory agreement and agreed to pay Commonwealth $35,000 in August and $25,000 in September and October of 2009, in full satisfaction of the $135,000 liability.

On December 31, 2009, the Company issued to Commonwealth, in settlement of a contract, warrants to purchase an aggregate of 70,000 shares of the Company’s common stock.  The warrants are exercisable at $0.80 per share and expire on December 31, 2014.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Under the securities laws of the United States, our directors, executive (and certain other) officers, and any persons holding ten percent or more of our Common Stock must report on their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established. During the fiscal year ended June 30, 2011 we believe that all reports required to be filed by such persons pursuant to Section 16(a) were filed on a timely basis.

Leadership Structure of the Board

The Board of Directors does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Our current Chairman, Mr. Gerald M. Czarnecki, is not an officer. Mr. Czarnecki has served as a member of our Board since August 2008.

Risk Oversight

The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters. The Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and also discusses with management the Company’s financial statements, internal controls and other accounting and related matters. The Compensation Committee oversees certain risks related to compensation programs and the Governance and Nomination Committee oversees certain corporate governance risks. As part of their roles in overseeing risk management, these Committees periodically report to the Board regarding briefings provided by management and advisors as well as the Committees’ own analysis and conclusions regarding certain risks faced by the Company. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(Proposal No. 2)

KMJ CORBIN & COMPANY LLP (“KMJ Corbin”) has served as our independent auditors since June 30, 2006 and has been appointed by the Audit Committee of the Board of Directors to continue as our independent auditors for the fiscal year ending June 30, 2012.

At the Annual Meeting, the shareholders will vote on a proposal to ratify this selection of the auditors. If this ratification is not approved by the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, the Board will reconsider its selection of auditors.

KMJ Corbin has no interest, financial or otherwise, in our Company. We do not currently expect a representative of KMJ Corbin to physically attend the Annual Meeting, however, it is anticipated that a KMJ Corbin representative will be available to participate in the Annual Meeting via telephone in the event he or she wishes to make a statement, or in order to respond to appropriate questions.

The following table presents aggregate fees for professional services rendered by our principal independent registered public accounting firm, KMJ Corbin for the audit of our annual consolidated financial statements for the fiscal year ended June 30, 2011 and 2010.

	For the Year Ended June 30,
	2011	2010
Audit fees (1)	$123,000	$123,200
Audit- related fees (2)	-	-
Tax fees (3)	-	-
All other fees	12,000	9,900
Total fees	$135,000	$133,100

(1)	Audit fees are comprised of annual audit fees and quarterly review fees.

(2)	Audit-related fees for fiscal years 2011 and 2010 are comprised of consent fees and work on registration statements.

(3)	Tax fees are comprised of tax compliance, preparation and consultation fees.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Committee to pre-approve interim services by the independent auditors other than the annual audit. The Chairman must report all such pre-approvals to the entire Audit Committee at the next Committee meeting.

Required Vote

Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Boards selection of KMJ Corbin & Company LLP as our independent auditors for the fiscal year ending June 30, 2011.

At the Annual Meeting a vote will be taken on a proposal to ratify the selection of KMJ Corbin as our independent auditors for the fiscal year ending June 30, 2012.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF KMJ CORBIN AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2012.

APPROVAL OF AUTHORIZED SHARE REDUCTION
(Proposal No. 3)

PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED TO EFFECT A REDUCTION ON THE COMPANY’S NUMBER OF AUTHORIZED SHARES

Introduction

We are asking our shareholders to approve an amendment to the Company’s Certificate of Incorporation, as amended to reduce the number of authorized shares of the Company’s Common Stock from 150,000,000 to 18,000,000, and reduce the number of authorized shares of the Company’s Preferred Stock from 10,000,000 to 2,000,000 (the “Share Reduction”).

If approved by stockholders, the Share Reduction will become effective upon the filing of a certificate of amendment to the Company’s Certificate of Incorporation, as amended with the Secretary of State of Delaware. The text of such certificate of amendment is attached hereto as Appendix B.

Reasons for the Proposed Reduction

The reason for the Share Reduction is to effect a significant saving in the amount of franchise tax that the Company must pay each year in Delaware. As a result of the split-adjusted outstanding shares of Common Stock resulting from the Company’s one-for-one hundred reverse stock split, followed by a ten-for-one forward stock split effective as of March 25, 2011, the Company’s Delaware franchise tax stands to increase significantly without a reduction of authorized shares. The Company pays franchise tax in Delaware based, in part, on the number of shares of common stock and preferred stock that are authorized in the Company's Certificate of Incorporation, as amended. By reducing the authorized number of shares as proposed, the Company will reduce its annual franchise tax from approximately $47,000 prior to the Share Reduction to approximately $6,000 after the Share Reduction.

Impact of the Proposed Reduction

If approved, the proposed reduction of authorized shares will not impact issued and outstanding shares of Common Stock or outstanding warrants or options to purchase our common stock.

As of October 28, 2011, 14,296,269 shares of Common Stock were issued and outstanding, and no shares of Series A Preferred Stock were issued and outstanding. The Board has no pending plans involving the issuance of additional common or preferred stock and believes that the new reduced level of authorized shares will be adequate to cover anticipated requirements in the foreseeable future. In the event that additional authorized shares are needed in the future, the stockholders will be asked to approve an amendment to the Certificate of Incorporation, as amended to increase the authorized shares to the level needed at that time.

Recommendation

The Board of Directors has authorized, and recommends for your approval to reduce the number of authorized shares.

Reservation of Rights

We reserve the right to abandon the Share Reduction without further action by our stockholders at any time before the filing of the amendments to the Certificate of Incorporation, as amended with the Delaware Secretary of State, even if the Share Reduction has been authorized by our stockholders at the Annual Meeting, and by voting in favor of the Share Reduction you are expressly also authorizing us to determine not to proceed with the Share Reduction if we should so decide.

Required Vote

The approval of the amendment of the Certificate of Incorporation, as amended authorizing the Share Reduction will require the affirmative vote of the holders of a majority of the Company’s outstanding shares of common stock entitled to vote, in person or by proxy, provided a quorum is present.  Thus, any abstentions or limited proxies will be counted for the purpose of meeting the quorum requirements, and abstentions will not count for purposes of determining the number of votes cast in favor of this proposal.

At the Annual Meeting a vote will be taken on a proposal to approve the Share Reduction.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED TO REDUCE THE NUMBER OF AUTHORIZED SHARES.

APPROVAL OF THE ESTABLISHMENT OF THE MAM SOFTWARE GROUP, INC. 2011 EMPLOYEE STOCK PURCHASE PLAN
(Proposal No. 4)

We are seeking shareholder approval of the MAM Software Group, Inc. 2011 Employee Stock Purchase  Plan (“ESPP” or the “Plan”). Under the ESPP, we will grant eligible employees the right to purchase our Common Stock through payroll deductions at a price equal to 85 percent of the lesser of the fair market value of our Common Stock on the Grant Date of the then current Offering Period (as such terms are defined in the ESPP). If the Plan is approved by shareholders, the first offering period will begin on January 2, 2012. After that, there will be consecutive six-month offering periods until January 2, 2022 or until the Plan is terminated by the Board, if earlier.

The purpose of the Plan is to encourage employee stock ownership by offering employees rights to purchase our Common Stock at discounted prices and without payment of brokerage costs. Our management believes that the Plan offers a convenient means for our employees who might not otherwise own Common Stock to purchase and hold such an investment. Our management also believes that the discounted sale feature of the Plan offers a meaningful incentive to participate, and that employees’ continuing economic interests as shareholders in Company performance and success should further enhance entrepreneurial spirit and contribute to the Company’s potential for growth and profitability. The Board of Directors adopted the Plan on September 21, 2011 subject to shareholder approval.

As of the Record Date, the closing sale price of our Common Stock was $[___]. As of the Record Date approximately [168] employees were eligible to participate in the Plan. The Plan is intended to be an “employee stock purchase plan” as defined in Section 423 of the Internal Revenue Code (the “Code”).  Capitalized terms used herein are defined in the ESPP unless otherwise indicated, the ESPP is attached as Appendix C hereto.

Vote Required

We are seeking shareholder approval to qualify the Plan as an “employee stock purchase plan” under Section 423 of the Code and the related regulations. To be considered approved under Section 423 of the Code, the Plan must be approved by a majority of the votes cast by the holders of common shares entitled to vote on the proposal. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining approval of this proposal and will not have the effect of a vote for or against the proposal. They will be counted in determining the number of common shares present or represented by proxy in determining whether a quorum is present at the Annual Meeting.

Description of the ESPP

Shares Subject to the ESPP

The ESPP covers a maximum of 100,000 shares of our Common Stock.  The maximum number of shares of Common Stock each participant may purchase each Purchase Period, as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date that shall terminate immediately prior to the consummation of such proposed dissolution or liquidation.  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation, or a new Exercise Date will be set if such corporation refuses to assume such options.

Certificates evidencing the shares of Common Stock purchased upon exercise of a participant’s option will be issued by the Company’s transfer agent as promptly as practicable after each Exercise Date on which a purchase of shares occurs.

Eligibility

Any individual who is an Employee of the Company or a Designated Subsidiary on the first Trading Day of each Offering Period shall be eligible to participate in the ESPP.  Employees who are ineligible to participate include (i) Employees who have been employed less than 30 days prior to the applicable Offering Period (ii) Employees whose customary employment with the Company  is twenty (20) hours or less per week; (iii) Employees whose customary employment with the Company for not more than five (5) months in any calendar year; and (iv) Employees who are residents of or employed in any jurisdiction in which the ESPP is prohibited under Applicable Law.   An eligible Employee may become a participant in the Plan by completing a Subscription Agreement authorizing payroll deductions.

No Employee shall be granted an option under the ESPP: (i) to the extent that, immediately after the grant, such Employee would own stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the stock of the Company or of any Subsidiary thereof; or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries would accrue at a rate which exceeds Two-Thousand, Four-Hundred Dollars ($2,400) of fair market value of such stock for each calendar year in which such option is outstanding at any time.

Offering Periods

Offering Periods consist of the six (6) months period during which an option shall be granted and may be exercised pursuant to the Plan, commencing on the first Trading Day on or after July 1st and January 1st of each year following the approval of the ESPP by the Company’s stockholders and the Board of Directors, and terminating on the last Trading Day in the periods ending six (6) months later from each defined date.

Payroll Deductions

At the time a participant files his or her Subscription Agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding twenty-five percent (25%) of the compensation that he or she receives on each payday during the Offering Period. All payroll deductions made for a participant shall be credited to his or her account under the ESPP and shall be withheld in whole percentages only. A participant may not make any additional payments into such account. To the extent necessary to comply with Section 423(b)(8) of the Code, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period.

Exercise of Option

A participant’s option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Offering Period. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant or, at the election of the participant, maintained in the ESPP for use in subsequent Offering Periods. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

If insufficient shares of Common Stock remain available in any Offering Period, the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect or terminate any or all other Offering Periods then in effect.

Withdrawal

A participant may withdraw all payroll deductions credited to his or her account and not yet used to exercise his or her option under the ESPP at any time by giving written notice to the Company. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new Subscription Agreement. A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

Termination of Employment

Upon a participant’s ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the ESPP and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, and such participant’s option shall be automatically terminated.

Administration

The Board of Directors of the Company or a duly authorized Committee of the Board, as determined in the sole discretion of the Board, shall administer the ESPP. The Board or the Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the ESPP, to determine eligibility and to adjudicate all disputed claims filed under the ESPP. Every finding, decision and determination made by the Board or the Committee shall, to the full extent permitted by law, be final and binding upon all parties.

Transferability

Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or to a designated beneficiary) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

Amendment

Subject to compliance with applicable law, but without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board or the Committee shall be entitled to make certain amendments to the ESPP and any rights to acquire Common Stock under the plan.  In the event the Board or the Committee determines that the ongoing operation of the ESPP may result in unfavorable financial accounting consequences, the Board or the Committee may, in its discretion and, to the extent necessary or desirable, modify or amend the ESPP to reduce or eliminate such accounting consequence. Such modifications or amendments shall not require stockholder approval or the consent of any ESPP participants.

Termination

The Board of Directors or the Committee may at any time and for any reason terminate or amend the ESPP. Subject to some exceptions, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors or the Committee on any Exercise Date if the Board or the Committee determines that the termination of the Offering Period or the ESPP is in the best interests of the Company and its shareholders.

United States Federal Income Tax Consequences

The following is a general summary of the material United States federal income tax consequences to the Company and to participants in the Plan based on the Code as currently in effect. This summary is necessarily general in nature and does not purport to be complete.

The Plan is intended to be an “employee stock purchase plan” as defined in Section 423(b) of the Code.  The Code provides that a participant in the Plan will generally realize no taxable income as a result of the exercise of rights to acquire common shares under the Plan.  Amounts deducted from a participant’s compensation to purchase shares under the Plan are taxable income to participants in the year in which the amounts would otherwise have been received.

If the shares acquired under the Plan are sold by the participant more than two years after the grant of the applicable right (i.e., the beginning of the applicable offering period), and more than one year after the exercise of the applicable right (i.e., the acquisition of the shares), the participant will recognize as ordinary compensation income an amount equal to the lesser of (1) the amount by which the fair market value of the shares when purchased exceeds the purchase price (i.e., the discount below fair market value), or (2) the amount, if any, by which the fair market value of the shares at the time of the sale exceeds the purchase price. The participant’s tax basis in the shares purchased will increase by the amount recognized as ordinary compensation income and any further gain recognized on the sale will be treated as long-term capital gain.  In general, the Company will not be entitled to a deduction for federal income tax purposes with respect to such sale.

However, if the shares acquired under the Plan are sold by the participant within two years after the grant of the applicable right, or before the shares have been held by the participant for more than one year, the participant will recognize ordinary compensation income in the year of such sale, the amount of which will generally be the excess of the fair market value of the shares on the date the shares were purchased (i.e., the end of the applicable offering period) over the purchase price for those shares. The participant’s tax basis will increase by the amount recognized as compensation and any further gain or loss realized upon the sale will be gain or loss from the sale of property. In general, the Company will be entitled to a deduction for federal income tax purposes at the time of such a sale in an amount equal to the ordinary compensation income recognized by the participant.  However, if the participant is the Company’s Chief Executive Officer or one of the Company’s four most highly compensated officers in the year of sale, no deduction will be available to the extent the participant’s total applicable employee remuneration during that year exceeds $1 million.

At the Annual Meeting a vote will be taken on a proposal to approve the MAM Software Group, Inc. 2011 Employee Stock Purchase Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ESTABLISHMENT OF THE MAM SOFTWARE GROUP, INC. 2011 EMPLOYEE STOCK PURCHASE PLAN.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three broad categories:

First, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

Second, the Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

Third, the Committee reviews financial reporting, policies, procedures, and internal controls of the Company.

The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Committee, among other things, discussed with KMJ Corbin & Company LLP matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011, for filing with the SEC.

This report has been furnished by the Audit Committee of the Board of Directors.

Frederick Wasserman, Chair
Dwight B. Mamanteo
W. Austin Lewis IV
Gerald M. Czarnecki – ex officio

STOCKHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

The Board of Directors has not yet determined the date on which the next Annual Meeting of Stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission.  Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the 2013 Annual Meeting of Stockholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by Certified Mail, Return Receipt Requested.

Other deadlines apply to the submission of stockholder proposals for the 2013 Annual Meeting that are not required to be included in our proxy statement under Securities and Exchange Commission rules. With respect to these stockholder proposals for the 2013 Annual Meeting, a stockholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.

OTHER BUSINESS

The Board of Directors knows of no other items that are likely to be brought before the meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at  www.sec.gov .  Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review the Annual Report on Form 10-K mailed along with these proxy materials, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Gersten Savage LLP, Attn: David E. Danovitch, Esq. at 212-752-9700.

*************

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card.

October 28, 2011	By Order of the Board of Directors,

/s/ Michael G. Jamieson
MICHAEL G. JAMIESON
Chief Executive Officer

ANNUAL MEETING OF STOCKHOLDERS OF
MAM SOFTWARE GROUP, INC.

December 16, 2011

Please mark, date, sign and mail your proxy card in the
envelope provided as soon as possible

MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE     ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.	2. To approve a proposal to ratify the Board’s selection of KMJ CORBIN & COMPANY LLP as the Company’s independent auditors for the fiscal year ending June 30, 2012.
☐ FOR THE PROPOSAL
☐ AGAINST THE PROPOSAL
1.  Election of Directors

☐   FOR  ALL NOMINEES
☐ Michael G. Jamieson
☐ Dwight B. Mamanteo
☐ Marcus Wohlrab
☐ Frederick G. Wasserman
☐ Gerald M. Czarnecki
☐ W. Austin Lewis IV

☐   WITHHOLD AUTHORITY
        FOR ALL NOMINEES

☐  ABSTAIN

3. To approve a proposal to amend the Company’s Certificate of Incorporation to reduce the number of authorized shares of the Company’s Common Stock from 150,000,000 to 18,000,000, and reduce the number of authorized shares of the Company’s Preferred Stock from 10,000,000 to 2,000,000.

☐   FOR THE PROPOSAL
☐   AGAINST THE PROPOSAL
☐  ABSTAIN

☐ FOR ALL EXCEPT
(See Instruction below)
4. To approve a proposal to establish the MAM Software Group, Inc. 2011 Employee Stock Purchase Plan (“ESPP”) pursuant to which eligible employees would be granted the right to purchase up to 100,000 shares of the Company’s common stock.

☐ ABSTAIN

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the name of the nominee you wish to withhold authority in the box below.	☐ FOR THE PROPOSAL ☐ AGAINST THE PROPOSAL ☐ ABSTAIN

To change the address on your account, please check ☐
the box at right and indicate your new address in the
space above. Please note that changes to the registered
name(s) on the account may be submitted via this method.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS, FOR THE RATIFICATION OF KMJ CORBIN & COMPANY LLP   AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2012, FOR AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED PROVIDING FOR A REDUCTION OF THE COMPANY’S NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND, IN THE CASE OF OTHER MATTERS THAT LEGALLY COME BEFORE THE MEETING, AS SAID ATTORNEY(S) MAY DEEM ADVISABLE.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER 16, 2011 AT 9:30 A.M. (EASTERN STANDARD TIME) AT THE OFFICES OF GERSTEN SAVAGE LLP, 600 LEXINGTON AVE., NEW YORK, NY 10022  ☐

Signature of Stockholder ____________________ Date:  _____________   Signature of Stockholder _____________
Date:_________

Note: This proxy must be signed exactly as the name appears hereon.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by an authorized person.

MAM SOFTWARE GROUP, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 16, 2011

Revoking all prior proxies, the undersigned, a stockholder of MAM SOFTWARE GROUP, INC. (the “Company”), hereby appoints Michael Jamieson and Gerald Czarnecki or either of them, as attorneys-in-fact and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company’s Common Stock, par value $0.0001 per share (“Common Stock”), owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held on December 16, 2011 at the offices of Gersten Savage LLP, 600 Lexington Ave., New York, New York 10022, at 9:30 a.m. Eastern Standard Time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse.

IMPORTANT:  SIGNATURE REQUIRED ON THE REVERSE SIDE

Appendix A

UNANIMOUS WRITTEN CONSENT
IN LIEU OF SPECIAL MEETING
OF THE BOARD OF DIRECTORS
OF
MAM SOFTWARE GROUP, INC.

The undersigned, representing all of the directors (the “Board”) of MAM Software Group, Inc., a Delaware corporation (the “Company”), do hereby adopt the following resolutions by unanimous written consent in lieu of a meeting (the “Consent”), pursuant to Section 141 of the General Corporation Law of the State of Delaware, with the same force and effect as though adopted at a meeting duly called and held:

WHEREAS, the Board had previously set the date of the Company’s 2012 Annual Meeting of Stockholders (the “Annual Meeting”) for December 16, 2011; and

WHEREAS, the items of business at the Annual Meeting shall be as follows:

1.
To elect six (6) members of the Company’s Board, each to serve until the 2013 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal;

2.	To consider and vote on a proposal to ratify the Board’s selection of KMJ Corbin & Company LLP (“KMJ Corbin”) as the Company’s independent auditors for the fiscal year ending June 30, 2012;
3.
To consider and vote on a proposal to amend the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to reduce the number of authorized shares of the Company’s Common Stock from 150,000,000 to 18,000,000, and reduce the number of authorized shares of the Company’s Preferred Stock from 10,000,000 to 2,000,000;

4.
To consider and vote on the establishment of the MAM Software Group, Inc. 2011 Employee Stock Purchase Plan pursuant to which eligible employees would be granted the right to purchase up to 100,000 shares of the Company’s common stock (the “ESPP”); and

5.	To transact such other matter or matters that may properly come before the Annual Meeting, or any adjournments thereof;

WHEREAS, the Audit Committee of the Board approved on October 26, 2011 the appointment of KMJ Corbin as the Company’s Independent Certified Public Accountants for the fiscal year ending June 30, 2012, pursuant to that certain Engagement Letter by and between the Company and KMJ Corbin, dated October 25, 2011, attached hereto as Appendix A and incorporated herein by reference

NOW, THEREFORE, BE IT:

RESOLVED, that the Board hereby recommends that the Stockholders of the Company vote at the Annual Meeting "FOR" the approval of the appointment of KMJ Corbin as the Company’s Independent Certified Public Accountants for the fiscal year ending June 30, 2012; and be it further

RESOLVED, that the Board approves an amendment to the Certificate of Incorporation whereby the Certificate of Incorporation will be amended to provide for a total authorized capital of 20,000,000 of which 18,000,000 will consist of the Company’s common stock, par value $0.0001 and 2,000,000 shares of preferred stock, par value $0.0001. The Board recommends that the Stockholders of the Company vote at the Annual Meeting "FOR" the foregoing amendment to the Certificate of Incorporation; and be it further

RESOLVED, that the Board considers it in the best interests of the Company and the Stockholders of the Company to establish the ESPP, attached hereto as Appendix B. The Board recommends that the Stockholders of the Company vote at the Annual Meeting "FOR" the foregoing establishment of the ESPP; and be it further

RESOLVED, that the officers of the Company (including the Secretary) be, and they are or any one of them is, hereby authorized, empowered and directed, from time to time, in the name and on behalf of the Company to execute, make oath to, acknowledge and deliver, any and all agreements, orders, directives, certificates, notices, assignments and other documents, instruments and papers and to take or cause to be taken such steps as they may determine to be necessary, appropriate or advisable to carry out the intent and purposes of the foregoing resolutions, such determination to be evidenced conclusively by the execution and delivery of such documents and the taking of such steps; and be it further

RESOLVED, that the action taken by this consent shall have the same force and effect as if taken at a meeting of the Board, duly called; and be it further

RESOLVED, that this consent may be signed in one or more counterparts and via facsimile or electronic mail.

IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of the Company, consent hereto in writing, and direct that this instrument be filed with the minutes of proceedings of the Board of the Company.

Effective Date: October 26, 2011

[Signature Page Follows]

/s/ Gerald M. Czarnecki	/s/ Michael Jamieson
Gerald M. Czarnecki	Michael Jamieson
Chairman & Director	President & Director

/s/ Frederick Wasserman	/s/ Marcus Wohlrab
Frederick Wasserman	Marcus Wohlrab
Director	Director

/s/ Dwight Mamanteo	/s/ W. Austin Lewis IV
Dwight Mamanteo	W. Austin Lewis IV
Director	Director

Appendix B

PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION

MAM Software Group, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

FIRST: That the Corporation's Certificate of Incorporation was filed with the Secretary of State of Delaware on July 15, 2008.

SECOND: That the Certificate of Incorporation of the Corporation has been amended as follows:

“FOURTH: The total number of shares of stock which this corporation is authorized to issue is Twenty Million (20,000,000) shares, of which Eighteen Million (18,000,000) shall be shares of common stock, par value $0.0001 per share (the “Common Stock”) and Two Million (2,000,000) shall be shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).  The shares of Common Stock and Preferred Stock may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders, except as otherwise provided by applicable law. The powers, designations, preferences and relative, participating, optional and other rights of the Preferred Stock shall be provided for in a resolution or resolutions adopted by the board of directors of the Corporation and set forth in a certificate of designations executed, acknowledged and filed as provided by Section 151(g) of the General Corporation Law of the State of Delaware, amending this Article Fourth.”

* * * *

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be executed by its duly authorized officer as of this ____ day of December, 2011.

APPENDIX C

MAM SOFTWARE GROUP, INC.
2011 EMPLOYEE STOCK PURCHASE PLAN

1

MAM SOFTWARE GROUP, INC.

2011 EMPLOYEE STOCK PURCHASE PLAN

Section 1. Purpose.

The purpose of the MAM SOFTWARE GROUP, INC. 2011 EMPLOYEE STOCK PURCHASE PLAN (the “Plan”) is to promote the interest of MAM Software Group, Inc., a Delaware corporation (“MAM Software”) and its stockholders by providing employees of MAM Software and its Designated Subsidiaries with an opportunity to purchase Common Stock of MAM Software through accumulated payroll deductions. By encouraging stock ownership, MAM Software seeks to attract, retain and motivate employees and to encourage them to devote their best efforts to the business and financial success of MAM Software. It is the intention of MAM Software to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed in a manner consistent with the requirements of that section of the Code.

Section 2. Definitions.

For purposes of the Plan, the following capitalized terms shall have the following meanings:

2.1 “Board of Directors” or “Board” means the Board of Directors of MAM Software.

2.2 “Code” means the Internal Revenue Code of 1986, as amended.

2.3 “Committee” means the compensation committee of the Board, and shall consist solely of three or more Board members who are not employees of MAM Software or any Subsidiary unless otherwise determined by the Board. If no compensation committee exists, or for any other reason as may be determined by the Board it decides to serve as the Committee, the Board shall be considered the Committee and may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.4 “Common Stock” means the common stock, $0.0001 par value, of MAM Software.

2.5 “Compensation” means all base straight time gross earnings and commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

2.6 “Designated Subsidiary” means any Subsidiary that has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan.

2.7 “Employee” means any individual who is an employee of MAM Software or a Designated Subsidiary as the term is used in Treasury Regulation Section 1.423-2(e) and described in Treasury Regulation Section 1.421-1(h); PROVIDED, HOWEVER, EMPLOYEES WHO HAVE BEEN EMPLOYED LESS THAN THIRTY (30) DAYS PRIOR TO THE APPLICABLE OFFERING PERIOD, EMPLOYEES WHOSE CUSTOMARY EMPLOYMENT WITH MAM SOFTWARE IS TWENTY (20) HOURS OR LESS PER WEEK, EMPLOYEES WHOSE CUSTOMARY EMPLOYMENT WITH MAM SOFTWARE IS FOR NOT MORE THAN FIVE (5) MONTHS IN ANY CALENDAR YEAR, AND EMPLOYEES WHO ARE RESIDENTS OF OR EMPLOYED IN ANY JURISDICTION IN WHICH SUCH A PLAN IS PROHIBITED UNDER APPLICABLE LAW SHALL NOT BE DEEMED EMPLOYEES FOR THE PURPOSES OF THIS PLAN. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by MAM Software. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

2

2.8 “Enrollment Date” means the first Trading Day of each Offering Period.

2.9 “Exercise Date” means the last Trading Day of each Offering Period.

2.10 “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

2.10.1 If there should be a public market for the Common Stock on such date, the closing price of the Common Stock as reported on such date on the composite tape of the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if no composite tape exists for such national securities exchange on such date, then the closing price on the principal national securities exchange on which the Common Stock is listed or admitted to trading.

2.10.2 If the Common Stock is not listed or admitted on a national securities exchange, the arithmetic mean of the closing bid price and closing asked price for the Common Stock on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted).

2.10.3 If the day is not a Trading Day, and as a result, paragraphs 2.10.1 and 2.10.2 above are inapplicable, the “Fair Market Value” of the Stock shall be determined as of the next earlier Trading Day. If paragraphs 2.10.1 and 2.10.2 above are otherwise inapplicable, then the “Fair Market Value” of the Common Stock shall be as determined in good faith by the Committee.

2.11 “Highly Compensated Employee” has the same meaning as the term is used in Section 414(q) of the Code.

2.12 “Offering Periods” means the period of approximately six (6) months during which an option shall be granted and may be exercised pursuant to the Plan, commencing on the first Trading Day on or after July 1st and January 1st of each year following the approval of the Plan by MAM Software’s stockholders and the Board of Directors, and terminating on the last Trading Day in the periods ending six (6) months later from each beginning date.  Nothwithstanding the foregoing, the first Offering Period shall commence on October 1, 2011 and shall terminate on the last trading day on or before December 31, 2011.  The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

2.13 “Plan” means this MAM Software Group, Inc. 2011 Employee Stock Purchase Plan.

2.14 “Purchase Price” means the lesser of 85% of the Fair Market Value of a share of Common Stock on the Exercise Date of the current Offering Period or 85% of the Fair Market Value of a share of Common Stock on the Grant Date of the current Offering Period; provided however, that the Purchase Price may be adjusted by the Board or the Committee pursuant to Section 20.

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2.15 “Reserves” means the number of shares of Common Stock covered by each option under the Plan that have not yet been exercised and the number of shares of Common Stock that have been authorized for issuance under the Plan but not yet placed under option.

2.16 “Subsidiary” has the meaning set forth for “subsidiary corporation” in Section 424(f) of the Code, whereby a Subsidiary means any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.17 “MAM Software” means MAM Software Group, Inc., a Delaware corporation.

2.18 “Trading Day” means a day on which the Over the Counter Bulletin Board (“OTCBB”) quotation medium is open for trading; provided, however, if MAM Software is no longer traded on the OTCBB then Trading Day shall mean a day on which the quotation medium, market, or exchange on which MAM Software is then-traded is open for trading.

Section 3. Eligibility.

3.1 Any individual who is an Employee of MAM Software or a Designated Subsidiary on a given Enrollment Date shall be eligible to participate in the Plan.

3.2 Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an option under the Plan: (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to section 424(d) of the Code) would own stock of MAM Software and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the stock of MAM Software or of any Subsidiary thereof; or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of MAM Software and its Subsidiaries would accrue at a rate which exceeds Two-Thousand, Four-hundred Dollars ($2,400) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

Section 4. Offering Periods.

The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing and ending as set forth in Section 2.12, or on such other date as the Committee shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof; provided, however, that the first Offering Period under the Plan shall commence pursuant to Section 2.12. Subject to compliance with the requirements of Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Committee shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

Section 5. Participation.

5.1 An eligible Employee may become a participant in the Plan by completing a Subscription Agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with MAM Software’s payroll office prior to the applicable Enrollment Date.

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5.2 Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date after MAM Software receives the participant’s Subscription Agreement and shall end on the last payroll in the Offering Period to which such Subscription Agreement is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

Section 6. Payroll Deductions.

6.1 At the time a participant files his or her Subscription Agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding twenty-five percent (25%) of the Compensation that he or she receives on each payday during the Offering Period.

6.2 All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

6.3 A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with MAM Software a new Subscription Agreement authorizing a change in payroll deduction rate. The Committee may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after MAM Software’s receipt of the new Subscription Agreement unless MAM Software elects to process a given change in participation more quickly. A participant’s Subscription Agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

6.4 Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3.2 hereof, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant’s Subscription Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

6.5 At the time the option is exercised, in whole or in part, or at the time some or all of MAM Software’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for MAM Software’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, MAM Software may, but shall not be obligated to, withhold from the participant’s Compensation the amount necessary for MAM Software to meet applicable withholding obligations, including any withholding of any tax or benefits that may be attributable to the sale or early disposition of Common Stock by the Employee.

Section 7. Grant of Option.

On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of MAM Software’s Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Purchase Price; provided, however, in no event will an eligible Employee be permitted to purchase more than a number of shares equal to the result of $2,400 divided by the Fair Market Value of MAM Software’s Common Stock on the first Trading Day during such Offering Period (subject to adjustment upon changes in capitalization of MAM Software as provided in Section 19 hereof ); and provided further that such purchase shall be subject to the limitations set forth in Sections 3.2 and 13 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

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Section 8. Exercise of Option.

8.1 Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant or, at the election of the participant, maintained in the Plan for use in subsequent Offering Periods. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

8.2 If the Committee determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed: (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period; or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Committee may in its sole discretion: (x) provide that MAM Software shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect; or (y) provide that MAM Software shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all other Offering Periods then in effect pursuant to Section 20 hereof. MAM Software may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by MAM Software’s shareholders subsequent to such Enrollment Date.

Section 9. Delivery.

Certificates evidencing the shares purchased upon exercise of a participant’s option will be issued by MAM Software’s transfer agent as promptly as practicable after each Exercise Date on which a purchase of shares occurs. Notwithstanding the foregoing, shares purchased upon exercise of a participant’s option may be held electronically by an uncertificated book-entry by MAM Software’s transfer agent or by the Plan administrator.

Section 10. Withdrawal.

10.1 A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to MAM Software in the form of Exhibit B to this Plan. All of the participant’s payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to MAM Software a new Subscription Agreement.

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10.2 A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by MAM Software or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

Section 11. Termination of Employment.

Upon a participant’s ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant’s option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant’s customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

Section 12. Interest.

No interest shall accrue on the payroll deductions of a participant in the Plan.

Section 13. Stock

13.1 Subject to adjustment upon changes in capitalization of MAM Software as provided in Section 19 hereof, the maximum number of shares of MAM Software’s Common Stock which shall be made available for sale under the Plan shall be 100,000 shares.

13.2 The participant shall have no interest or voting right in shares covered by his or her option until such option has been exercised.

13.3 Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse jointly with the right or survivorship.

Section 14. Administration.

The Board or the Committee, as determined in the sole discretion of the Board, shall administer the Plan. The Board or the Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or the Committee shall, to the full extent permitted by law, be final and binding upon all parties.

Section 15. Designation of Beneficiary.

15.1 A participant, in its Subscription Agreement, may designate a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

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15.2 Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, MAM Software shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of MAM Software), MAM Software, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to MAM Software, then to such other person as MAM Software may designate.

Section 16. Transferability.

Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that MAM Software may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

Section 17. Use of Funds.

All payroll deductions received or held by MAM Software under the Plan may be used by MAM Software for any corporate purpose, and MAM Software shall not be obligated to segregate such payroll deductions.

Section 18. Reports.

Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

Section 19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

19.1 Changes in Capitalization. Subject to any required action by the shareholders of MAM Software, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by MAM Software; provided, however, that conversion of any convertible securities of MAM Software shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by MAM Software of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

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19.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of MAM Software, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Committee. The New Exercise Date shall be before the date of MAM Software’s proposed dissolution or liquidation. The Committee shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

19.3 Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of MAM Software, or the merger of MAM Software with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation, unless the successor corporation refuses to do so. In the event that the successor corporation refuses to assume or substitute for the option, any Offering Periods then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”) upon which the Offering Period then in progress shall end. The New Exercise Date shall be before the date of MAM Software’s proposed sale or merger. The Committee shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

Section 20. Amendment or Termination.

20.1 The Board of Directors or the Committee may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors or the Committee on any Exercise Date if the Board or the Committee determines that the termination of the Offering Period or the Plan is in the best interests of MAM Software and its shareholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), MAM Software shall obtain shareholder approval of any amendments to the Plan in such a manner and to such a degree as required.

20.2 Subject to compliance with the requirements of Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), but without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board or the Committee shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in MAM Software’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board or the Committee determines in its sole discretion advisable which are consistent with the Plan.

20.3 Subject to compliance with the requirements of Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), in the event the Board or the Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board or the Committee may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

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20.3.1 altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

20.3.2 shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

20.3.3 allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

Section 21. Conditions Upon Issuance of Shares.

Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for MAM Software with respect to such compliance.

As a condition to the exercise of an option, MAM Software may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for MAM Software, such a representation is required by any of the aforementioned applicable provisions of law.

Section 22. Term of Plan.

The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of MAM Software. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

Section 23. Notices.

All notices or other communications by a participant to MAM Software under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by MAM Software at the location, or by the person, designated by MAM Software for the receipt thereof.

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EXHIBIT A

MAM SOFTWARE GROUP, INC.

2011 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

Original Application Enrollment Date:

                     Change in Payroll Deduction Rate

                     Change of Beneficiary(ies)

1. I hereby elect to participate in the MAM Software Group, Inc. 2011 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) and subscribe to purchase shares of MAM Software’s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of __% of my Compensation on each payday (FROM 1% TO 25% but in no event greater than $2,400) during the Offering Period in accordance with the Employee Stock Purchase Plan (please note that no fractional percentages are permitted).

3. I understand that these payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):                     .

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the amount I received in such disposition over the price which I paid for the shares. I hereby agree to notify MAM Software in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. MAM Software may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to MAM Software any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of: (l) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares; or (2) the excess of the fair market value of the shares at the time the Enrollment Date (the first day of the Offering Period during which I purchased such shares) over the purchase price which I paid for the shares. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

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7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME: (Please print)

(First) (Middle) (Last)

Relationship

(Address)

Employee’s Social Security Number:

Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
Signature of Employee

Dated:
Spouse’s Signature (If beneficiary is other than spouse)

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EXHIBIT B

MAM SOFTWARE GROUP, INC.

2011 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned participant in the Offering Period of the MAM Software Group, Inc. 2011 Employee Stock Purchase Plan which began on                     , 201_ (the “Enrollment Date”) hereby notifies MAM Software that he or she hereby withdraws from the Offering Period. He or she hereby directs MAM Software to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to MAM Software a new Subscription Agreement.

Name and Address of Participant:

Signature:

Date:

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